UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report:    May 19, 2025
(Date of earliest event reported)

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

216 Airport Drive Rochester, New Hampshire	03867
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code       603-330-5800

None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).
☐    Emerging growth company
☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of stockholders held on May 16, 2025, there were four items subject to a vote of security holders: (1) the election of nine members of the Board of Directors of the Company; (2) the ratification of the appointment of KPMG LLP as the Company’s independent auditor, (3) the approval, by nonbinding vote, of executive compensation, and (4) the approval of the Albany International Corp. Employee Stock Purchase Plan.

1.In the vote for the election of nine members of the Board of Directors of the Company, the number of votes cast for, the number of votes withheld from, and broker non-votes as to each of the nominees were as follows:

	Number of Votes For	Number of Votes Withheld	Broker Non-Votes
Nominee
John R. Scannell	24,988,989	3,640,570	632,812

Katharine L. Plourde	25,176,243	3,453,316	632,812

Kenneth W. Krueger	26,631,481	1,998,078	632,812

Mark J. Murphy	26,631,617	1,997,942	632,812

J. Michael McQuade	26,288,688	2,340,871	632,812

Christina M. Alvord	26,369,374	2,260,185	632,812

Russell E. Toney	27,245,104	1,384,455	632,812

Gunnar Kleveland	28,563,949	65,610	632,812

Bonnie C. Lind	28,561,411	68,148	632,812

2.In the vote for the ratification of the appointment of KPMG LLP as the Company's independent auditor, the number of votes for, the number of votes against, and the number of abstentions were as follows:

For	Against	Abstain
27,935,512	1,325,177	1,682

3.In the vote to approve, by non-binding vote, executive compensation, the number of votes cast for, the number of votes cast against, the number cast as abstentions, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
27,722,765	897,837	8,957	632,812

4.In the vote to approve the Albany International Corp. Employee Stock Purchase Plan, the number of votes cast for, the number of votes cast against, the number cast as abstentions, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
28,619,699	8,116	1,744	632,812

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By:	/s/ Gunnar Kleveland

Name:	Gunnar Kleveland
Title:	President and Chief Executive Officer
(Principal Executive Officer)
Date: May 19, 2025

EXHIBIT INDEX

Exhibit No.	Description
104	Inline XBRL cover page.